THE
WALL
STREET
FUND  INC.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

                         A diversified mutual fund that
                          invests in common stocks of
                           growth-oriented companies.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2002 (Unaudited)

  SHARES                                                              VALUE
  ------                                                              -----
             COMMON STOCKS - 93.67%

             AEROSPACE - 10.85%
    12,500   Cubic Corporation                                     $   296,250
    20,000   Frequency Electronics, Inc.                               180,000
     2,000   L-3 Communications
               Holdings, Inc.*<F1>                                     108,000
     7,000   Lockheed Martin Corporation                               486,500
     7,000   Raytheon Company                                          285,250
     5,000   Rockwell Collins, Inc.                                    137,100
     1,200   United Technologies
               Corporation                                              81,480
                                                                   -----------
                                                                     1,574,580
                                                                   -----------

             BIOTECHNOLOGY - 7.33%
     2,000   Amgen Inc.*<F1>                                            83,760
     1,500   Chiron Corporation*<F1>                                    53,025
     5,000   Enzo Biochem, Inc.*<F1>                                    71,650
     1,500   Enzon, Inc.*<F1>                                           36,915
     5,000   Genzyme Corporation*<F1>                                   96,200
     2,500   Gilead Sciences, Inc.*<F1>                                 82,200
    10,000   Isis Pharmaceuticals, Inc.*<F1>                            95,100
     5,000   Ligand Pharmaceuticals
               Incorporated - Class B*<F1>                              72,500
     5,000   Martek Biosciences
               Corporation*<F1>                                        104,600
     5,000   MedImmune, Inc.*<F1>                                      132,000
    12,000   Millennium
               Pharmaceuticals, Inc.*<F1>                              145,800
     2,500   Transkaryotic Therapies, Inc.*<F1>                         90,125
                                                                   -----------
                                                                     1,063,875
                                                                   -----------

             CHEMICALS - 1.15%
     1,500   Rohm and Haas Company                                      60,735
     7,000   RPM, Inc.                                                 106,750
                                                                   -----------
                                                                       167,485
                                                                   -----------

             ELECTRICAL EQUIPMENT - 2.43%
    10,000   Honeywell International Inc.                              352,300
                                                                   -----------

             ELECTRONICS - 2.25%
     2,000   Microchip Technology
               Incorporated*<F1>                                        54,860
    15,000   Motorola, Inc.                                            216,300
     2,500   Vishay Intertechnology, Inc.*<F1>                          55,000
                                                                   -----------
                                                                       326,160
                                                                   -----------

             ENERGY - 2.82%
     1,500   Anadarko Petroleum
               Corporation                                              73,950
     1,000   Apache Corporation                                         57,480
     5,000   Hanover Compressor Company*<F1>                            67,500
    15,000   Petroleum Geo-Services
               ASA - ADR*<F1>(1)<F2>                                    54,000
     5,000   Transocean Inc.(1)<F2>                                    155,750
                                                                   -----------
                                                                       408,680
                                                                   -----------

             FINANCIAL SERVICES - 2.30%
     5,000   FirstMerit Corporation                                    137,900
     3,000   IndyMac Bancorp, Inc.*<F1>                                 68,040
     5,000   NetBank, Inc.*<F1>                                         58,250
     3,000   U.S. Bancorp                                               70,050
                                                                   -----------
                                                                       334,240
                                                                   -----------

             FOOD SERVICES - 0.37%
     2,000   Sysco Corporation                                          54,440
                                                                   -----------

             HEALTH CARE - 6.40%
     4,000   AdvancePCS*<F1>                                            95,760
     7,000   Elan Corporation plc - ADR*<F1>(1)<F2>                     38,290
    19,000   Elan Corporation plc -
               Contingent Value Rights*<F1>(1)<F2>(3)<F2>                  133
    15,000   First Health Group Corp.*<F1>                             420,600
     2,000   Johnson & Johnson                                         104,520
     4,000   Laboratory Corporation
               of America Holdings*<F1>                                182,600
     2,500   Pfizer Inc.                                                87,500
                                                                   -----------
                                                                       929,403
                                                                   -----------

             INSTRUMENTATION - 2.91%
    10,000   Applied Materials, Inc.*<F1>                              190,200
    16,000   Kopin Corporation*<F1>                                    105,600
     8,000   Nanometrics Incorporated*<F1>                             127,032
                                                                   -----------
                                                                       422,832
                                                                   -----------

             INSURANCE - 0.94%
     2,000   American International
               Group, Inc.                                             136,460
                                                                   -----------

             MACHINERY - 1.39%
    30,000   Flow International Corporation*<F1>                       202,170
                                                                   -----------

             MEDICAL TECHNOLOGY - 0.49%
     2,000   Zimmer Holdings, Inc.*<F1>                                 71,320
                                                                   -----------

             METALS & MINING - 2.29%
     5,000   Barrick Gold Corporation(1)<F2>                            94,950
     9,000   Newmont Mining Corporation                                236,970
                                                                   -----------
                                                                       331,920
                                                                   -----------

             OFFICE EQUIPMENT - 3.02%
     4,500   Brocade Communications
               Systems, Inc.*<F1>                                       78,660
     9,000   Dell Computer Corporation*<F1>                            235,260
    10,000   Network Appliance, Inc.*<F1>                              124,400
                                                                   -----------
                                                                       438,320
                                                                   -----------

             PUBLISHING, VIDEO, BROADCAST - 2.00%
     6,000   AOL Time Warner Inc.*<F1>                                  88,260
     7,000   EchoStar Communications
               Corporation - Class A*<F1>                              129,920
    10,000   XM Satellite Radio
               Holdings Inc. - Class A*<F1>                             72,500
                                                                   -----------
                                                                       290,680
                                                                   -----------

             RETAIL - 6.59%
     3,000   Bed Bath & Beyond Inc.*<F1>                               113,220
     5,000   Hasbro, Inc.                                               67,800
     8,000   The Home Depot, Inc.                                      293,840
     2,000   Lowe's Companies, Inc.                                     90,800
     2,000   RadioShack Corporation                                     60,120
     8,000   Tiffany & Co.                                             281,600
     2,500   The TJX Companies, Inc.                                    49,025
                                                                   -----------
                                                                       956,405
                                                                   -----------

             RETAIL, FOOD - 0.86%
     3,000   Sara Lee Corporation                                       61,920
     2,500   Starbucks Corporation*<F1>                                 62,125
                                                                   -----------
                                                                       124,045
                                                                   -----------

             SEISMIC DATA COLLECTION - 0.87%
    10,000   Veritas DGC Inc.*<F1>                                     126,000
                                                                   -----------

             SEMICONDUCTORS - 8.28%
     2,500   Altera Corporation*<F1>                                    34,000
     5,000   Analog Devices, Inc.*<F1>                                 148,500
     8,000   Intel Corporation                                         146,160
     2,500   KLA-Tencor Corporation*<F1>                               109,975
     8,000   Micron Technology, Inc.*<F1>                              161,760
    10,500   RF Micro Devices, Inc.*<F1>                                80,010
     9,900   Taiwan Semiconductor
               Manufacturing Company
               Ltd. - ADR*<F1>(1)<F2>                                  128,700
     5,000   Texas Instruments Incorporated                            118,500
    15,000   Vitesse Semiconductor
               Corporation*<F1>                                         46,650
     2,500   Xilinx, Inc.*<F1>                                          56,075
     7,500   Zoran Corporation*<F1>                                    171,825
                                                                   -----------
                                                                     1,202,155
                                                                   -----------

             SERVICES - 10.70%
     7,500   Cintas Corporation                                        370,725
     5,000   eBay Inc.*<F1>                                            308,100
     2,000   FLIR Systems, Inc.*<F1>                                    83,940
     4,000   FreeMarkets, Inc.*<F1>                                     56,520
     4,000   General Cable Corporation                                  25,200
     8,000   GSI Commerce, Inc.*<F1>                                    59,600
     4,000   GTECH Holdings
               Corporation*<F1>                                        102,160
    80,000   iVillage Inc.*<F1>                                        100,800
     3,000   Kroll Inc.*<F1>                                            62,940
    35,000   SPACEHAB, Incorporated*<F1>                                44,450
     8,000   UTStarcom, Inc.*<F1>                                      161,360
    12,000   Yahoo! Inc.*<F1>                                          177,120
                                                                   -----------
                                                                     1,552,915
                                                                   -----------

             SOFTWARE - 9.99%
     5,000   Adobe Systems Incorporated                                142,500
    40,200   AremisSoft Corporation*<F1>                                10,452
    25,000   Bottomline Technologies, Inc.*<F1>                        141,225
    10,000   CIBER, Inc.*<F1>                                           72,500
     1,000   Cognizant Technology
               Solutions Corporation*<F1>                               53,750
    20,000   MapInfo Corporation*<F1>                                  182,000
     3,000   Microsoft Corporation*<F1>                                164,100
    18,000   Openwave Systems Inc.*<F1>                                100,980
     5,000   PeopleSoft, Inc.*<F1>                                      74,400
    15,000   Rational Software
               Corporation*<F1>                                        123,150
     5,000   Red Hat, Inc.*<F1>                                         29,350
    10,000   Siebel Systems, Inc.*<F1>                                 142,200
    25,000   The TriZetto Group, Inc.*<F1>                             213,750
                                                                   -----------
                                                                     1,450,357
                                                                   -----------

             TELECOMMUNICATIONS - 6.80%
    10,000   AO VimpelCom - ADR*<F1>(1)<F2>                            254,600
    15,000   Applied Signal
               Technology, Inc.*<F1>                                   182,250
     9,000   China Mobile
               Limited - ADR*<F1>(1)<F2>                               131,580
    17,760   CIENA Corporation*<F1>                                     74,414
     2,500   Comcast Corporation - Class A*<F1>                         59,600
    24,012   Proxim Corporation - Class A*<F1>                          72,012
     3,500   QUALCOMM Inc*<F1>                                          96,215
    30,000   Sycamore Networks, Inc.*<F1>                              115,800
                                                                   -----------
                                                                       986,471
                                                                   -----------

             TEXTILES - 0.64%
     1,500   Mohawk Industries, Inc.*<F1>                               92,295
                                                                   -----------

             TOTAL COMMON STOCKS
               (Cost $15,450,904)                                   13,595,508
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------

             CONVERTIBLE BONDS - 1.54%
$  800,000   Elot, Inc.,
               7.50%, 03/15/2011(2)<F3>(4)<F5>                         224,000
                                                                   -----------
             TOTAL CONVERTIBLE
               BONDS
               (Cost $392,804)                                         224,000
                                                                   -----------

             CORPORATE BONDS - 0.57%
   100,000   AT&T Corp,
               8.625%, 12/01/2031                                       82,435
                                                                   -----------
             TOTAL CORPORATE BONDS
               (Cost $85,026)                                           82,435
                                                                   -----------
             SHORT-TERM
               INVESTMENTS - 7.06%
 1,023,665   First American Government
               Obligations Fund                                      1,023,665
                                                                   -----------
             TOTAL SHORT-TERM
               INVESTMENTS
               (Cost $1,023,665)                                     1,023,665
                                                                   -----------
             TOTAL INVESTMENTS
               (Cost $16,952,399) - 102.84%                         14,925,608
                                                                   -----------
             LIABILITIES, LESS
               OTHER ASSETS - (2.84)%                                 (411,625)
                                                                   -----------
             TOTAL NET
               ASSETS - 100.00%                                    $14,513,983
                                                                   -----------
                                                                   -----------

*<F1> Non-income producing security.
ADR - American Depository Receipt.
(1)<F2> Foreign Security.
(2)<F3> Security in default.
(3)<F4> Contingent Value Rights.
(4)<F5> Fair Valued Security.

                     See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (Unaudited)

ASSETS:
Investments, at value (cost $16,952,399)                           $14,925,608
Dividends and interest receivable                                        3,008
Receivable for fund shares issued                                       50,000
Prepaid expenses                                                        13,387
                                                                   -----------
     Total Assets                                                   14,992,003
                                                                   -----------

LIABILITIES:
Investment advisory fee payable                                          1,842
Shareholder servicing fee payable                                        3,098
Payable for investment securities purchased                            428,366
Payable for fund shares redeemed                                        21,355
Accrued expenses and other payables                                     23,359
                                                                   -----------
     Total Liabilities                                                 478,020
                                                                   -----------
     NET ASSETS                                                    $14,513,983
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
     Capital stock                                                 $17,581,731
     Accumulated undistributed net realized
       loss on investments                                          (1,040,957)
     Net unrealized depreciation
       on investments                                               (2,026,791)
                                                                   -----------
     TOTAL NET ASSETS                                              $14,513,983
                                                                   -----------
                                                                   -----------

Net asset value, redemption and offering
  price per share ($14,513,983/2,539,554
  shares outstanding)                                              $      5.72
                                                                   -----------
                                                                   -----------

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
     Dividend income                                               $    27,124
     Interest income                                                    12,028
                                                                   -----------
Total investment income                                                 39,152
                                                                   -----------

EXPENSES:
     Investment advisor fees (Note 4)                                   43,146
     Shareholder servicing fees (Note 4)                                21,573
     Transfer agent and accounting services                             36,834
     Administration fees                                                17,726
     Professional fees                                                  13,452
     Trustees' fees and expenses                                        16,757
     Custody fees                                                        5,419
     Federal and state registration fees                                 4,823
     Reports to shareholders                                             3,761
     Insurance expense                                                     456
                                                                   -----------
Total operating expenses
  before expense reimbursements                                        163,947
Expense reimbursement
  from Advisor (Note 4)                                                (10,032)
                                                                   -----------
Net expenses                                                           153,915
                                                                   -----------
NET INVESTMENT LOSS                                                   (114,763)
                                                                   -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on
       investment transactions                                          52,500
     Change in unrealized appreciation
       (depreciation) on investments                                (4,829,915)
                                                                   -----------
     Net realized and unrealized
       loss on investments                                          (4,777,415)
                                                                   -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(4,892,178)
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE       FOR THE
                                                     SIX MONTHS        YEAR
                                                        ENDED         ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2002           2001
                                                        ----           ----
                                                     (UNAUDITED)

OPERATIONS:
   Net investment loss                              $  (114,763)   $  (183,964)
   Net realized gain (loss) on
     investment transactions                             52,500       (425,016)
   Change in unrealized
     appreciation (depreciation)
     on investments                                  (4,829,915)    (4,999,494)
                                                    -----------    -----------
   Net decrease in net assets
     resulting from operations                       (4,892,178)    (5,608,474)
                                                    -----------    -----------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
   Net realized gains                                        --       (207,715)
                                                    -----------    -----------

CAPITAL SHARE
  TRANSACTIONS:
   Proceeds from shares sold                            647,191      3,957,696
   Issued as reinvestment
     of dividends                                            --        197,650
   Cost of shares redeemed                             (649,473)    (1,506,958)
                                                    -----------    -----------
   Net increase (decrease)
     in net assets resulting from
     capital share transactions                          (2,282)     2,648,388
                                                    -----------    -----------

TOTAL DECREASE
  IN NET ASSETS                                      (4,894,460)    (3,167,801)
                                                    -----------    -----------

NET ASSETS:
   Beginning of period                               19,408,443     22,576,244
                                                    -----------    -----------
   End of period                                    $14,513,983    $19,408,443
                                                    -----------    -----------
                                                    -----------    -----------

                     See notes to the financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

1. ORGANIZATION

   The Wall Street Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks, which, in the opinion of the investment adviser offers prospects of sustained growth.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Wall Street Management Corporation (the "Advisor") pursuant to guidelines established by the Board of Directors.

(b) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

(c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d) Securities Transactions and Investment Income - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3. INVESTMENT TRANSACTIONS

   Purchases and sales of securities for the period ended June 30, 2002, excluding short-term investments, aggregated $11,315,529 and $11,561,208 respectively. There were no purchases or sales of long-term U.S. government securities.

   At June 30, 2002, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $17,008,768 were as follows:

Unrealized appreciation                                    $ 1,650,815
Unrealized depreciation                                     (3,733,975)
                                                           -----------
Net unrealized depreciation on investments                 $(2,083,160)
                                                           -----------
                                                           -----------

   At December 31, 2001 the Fund had an accumulated net realized capital loss carryover of $1,037,089 expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4. INVESTMENT ADVISOR

   The Fund has an investment advisory agreement with Wall Street Management Corporation. ("WSMC" or the "Advisor"). The Advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund's average daily net assets. The present advisory agreement also provides for the Advisor to reimburse the Fund for any expenses (including the advisor fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.

   The Fund has a shareholder servicing agreement (a "Servicing Agreement") with the Advisor pursuant to which the Advisor may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Advisor receives fees from the Fund at an annual rate of 0.25% of the average daily net assets. For the six months ended June 30, 2002, the Advisor received $21,573 in shareholder servicing fees.

   The Advisor also serves as the Fund's principal underwriter. Certain of the officers and directors of the Fund are officers and directors of WSMC.

5. SHARES OF COMMON STOCK

   Transactions in shares of common stock were as follows:

                        Six Months Ended              Year Ended
                          June 30, 2002           December 31, 2001
                     ----------------------    -----------------------
                         $          Shares          $          Shares
                     ---------    ---------    ----------    ---------
Shares sold          $ 647,191      98,854     $3,957,696      454,296
Shares issued
  to holders in
  reinvestment
  of dividends              --          --        197,650       32,295
Shares
  redeemed            (649,473)    (96,900)    (1,506,958)    (186,722)
                     ---------   ---------     ----------    ---------
Net increase
  (decrease)         $  (2,282)      1,954     $2,648,388      299,869
                     ---------                 ----------
                     ---------                 ----------
Shares
  Outstanding:
Beginning
  of Period                      2,537,600                   2,237,731
                                 ---------                   ---------
End of Period                    2,539,554                   2,537,600
                                 ---------                   ---------
                                 ---------                   ---------

                           THE WALL STREET FUND, INC.
                              FINANCIAL HIGHLIGHTS
    Selected per share data is based on a share of common stock outstanding throughout each period.

                      SIX MONTHS
                         ENDED                                         YEAR ENDED DECEMBER 31,
                       JUNE 30,    ----------------------------------------------------------------------------------------------
                         2002      2001      2000      1999      1998      1997      1996      1995      1994      1993      1992
                         ----      ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
                      (UNAUDITED)

PER SHARE DATA:
Net asset value,
  beginning of period  $  7.65   $ 10.09   $ 12.43   $  9.39   $  7.34   $  7.96   $  8.19   $  7.42   $  8.03   $  7.60   $  7.27
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)(1)<F6>   (0.05)    (0.07)    (0.10)    (0.10)    (0.11)    (0.08)    (0.06)    (0.03)    (0.02)    (0.02)     0.01
Net realized and
  unrealized
  gains (losses)
  on investments         (1.88)    (2.29)     0.76      5.73      2.39     (0.13)     0.98      2.60     (0.38)     1.00      0.54
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from
  investment
  operations             (1.93)    (2.36)     0.66      5.63      2.28     (0.21)     0.92      2.57     (0.40)     0.98      0.55
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

LESS DISTRIBUTIONS:
Dividends from net
  investment income         --        --        --        --        --        --        --        --        --        --     (0.01)
Distribution from net
  realized gains from
  security transactions     --     (0.08)    (3.00)    (2.59)    (0.23)    (0.41)    (1.15)    (1.80)    (0.21)    (0.55)    (0.21)
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions         --     (0.08)    (3.00)    (2.59)    (0.23)    (0.41)    (1.15)    (1.80)    (0.21)    (0.55)    (0.22)
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net asset value,
  end of period        $  5.72   $  7.65   $ 10.09   $ 12.43   $  9.39   $  7.34   $  7.96   $  8.19   $  7.42   $  8.03   $  7.60
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Total return(2)<F7>     (25.23)%  (23.15)%    3.41%    62.88%    31.40%    (2.37)%   11.45%    36.50%    (4.86)%   13.17%     7.61%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
  period (in 000's)    $14,514   $19,408   $22,576   $22,118   $18,319   $15,577   $15,939   $14,383   $11,080   $11,561   $11,202
Ratio of gross
  operating expenses
  to average net assets   1.90%     1.70%     1.45%     1.92%     1.89%     1.82%     1.84%     2.02%     2.12%     2.04%     2.15%
Ratio of operating
  expenses to average
  net assets, net
  of reimbursement        1.78%     1.68%     1.45%     1.80%(3)  1.89%(3)  1.82%     1.82%     1.90%     1.96%     1.96%     1.97%
                                                             <F8>      <F8>
Ratio of gross investment
  Loss to average
  net assets             (1.45)%   (0.95)%   (0.71)%   (1.23)%   (1.33)%   (0.96)%   (0.70)%   (0.50)%   (0.47)%   (0.31)%   (0.08)%
Ratio of investment
  income (loss) to
  average net assets,
  net of reimbursement   (1.33)%   (0.93)%   (0.71)%   (1.11)%(3)(1.33)%(3)(0.96)%   (0.68)%   (0.38)%   (0.31)%   (0.23)%    0.09%
                                                              <F8>      <F8>
Portfolio turnover rate  68.24%   110.24%    92.59%   104.18%   165.84%   121.12%   142.11%   143.27%    89.01%   107.22%   112.47%

(1)<F6> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F7> These returns do not include the effect of the Fund's sales charge, which was discontinued on September 1, 2001.
(3)<F8> These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

                     See notes to the financial statements.

Dear Shareholders,

While The Wall Street Fund has declined 25.2% in the first six months of 2002 shareholders should also keep in mind that for the past ten years the fund has managed an annualized return of 8.95% per year and since inception in 1945, 8.48% per year. On behalf of the management and Board of Directors, we encourage the purchase of additional shares in the fund to take advantage of current bargain prices for stocks.

Investment horizons have been dramatically shortened by the background noise of war, corporate malfeasance and lackluster profitability, even though the economy has entered a recovery phase and is at the doorstep of a new expansion. The short horizon has been difficult for all equity investments, but has impacted growth stock investors somewhat more than value. We believe that greater visibility and quality of corporate profits is forthcoming, and that will be the catalyst for sustained and improved market performance. In the meantime, we are very much aware that bear market bottoms are not made by an improvement in the obvious outlook, but rather by the weakest hands folding and leaving the table. We are encouraged by the recent market action, and believe the elements are in place for a new advance, starting with current lower valuations for our favorite growth names.

The second quarter of 2002 ended and the third quarter began truly dismally, and we think that it will in time be looked at as the start of the capitulation phase of the bear market that began in March 2000. All told, the impact on investor psychology was even more punishing than raw market numbers and statistics describe. The collapse in sentiment is one of the key building blocks of a future market recovery.

The nation's current war footing, we believe, will eventually be fully discounted in the market, and is therefore not a factor affecting investment decisions prospectively. But enough investors are still relatively new at this game, and talk of dirty bombs, a move into Iraq, and the situation in Afghanistan does provide an unsettling backdrop. But the incessant shelling and cries of the wounded were loudest here at home with the steady drumbeat of corporate shenanigans. It mattered little if one managed as we did to avoid direct holdings in Enron, Global Crossing, WorldCom, Dynegy, Adelphia, or Qwest. All companies whose managements had previously been lauded for meeting expectations through the ability to manage earnings were now suspect. It was noted that while investors had shifted their focus from promise to fundamentals, they did not trust the fundamentals they were being shown. Companies were suspect solely by virtue of having had long-term relationships with Arthur Andersen. Truly, the baby has been thrown out with the bathwater. In this
                 -----------------------------------------------
environment, it was virtually impossible for the market to look out over any sort of reasonable horizon and begin to discount the brighter scenario ahead.

Our positive outlook stems from our conviction that the economy is firmly in recovery and actually on the verge of a new expansion, coupled with our belief that valuations are much improved after a bear market of over two and a half years' duration. This is not to say that there will not be further disappointments; but major excesses have been wrung out. The Federal Reserve is running an accommodative monetary policy that began in 2Q01 and has accelerated, and that, along with fiscal stimulus, has provided the foundation for improved economic activity. The Fed has kept the money base growing at better than a 10% rate since last September. Economic data are compelling: personal income is up 4.5% year over year, retail sales are up 3.3% over the same period. Layoff rates have declined, durable goods orders are up, industrial production is up, mortgage applications and housing starts are strong. Contrary to media opinion, the economy is getting better. The economy is driven by Main Street not overpaid commentators.

We think that the recent slight decline in consumer confidence is principally a result of recent stock market capitulation action. With New York Times headlines like "Is Uncertainty The Only Thing That Is Certaino" or "Stocks' Slide Is Playing Havoc With Older Americans' Dreams," who is surprised by the negative sentimento One of our colleagues recently attended a 25th college reunion event where the dismal state of affairs in 1977 was catalogued. Against expectations, and in the context of the then-prevalent national "malaise", the economy proceeded to compound at a 7% annual pace over the next two and a half decades, and equity values grew at a 10% rate. Bull markets start when investment
                                      ----------------------------------
securities have passed from weak hands to strong. Our conviction about
------------------------------------------------
attractive valuations available in the equity market today can be quantified. Consider the inverse of the price-earnings ratio applied to a stock; this is called the earnings yield, comparable to a bond yield. Today, the earnings yield of the S&P 500 stands at 6.1%; the yield on the ten-year Treasury stands at 4.6%. Put simply, today stocks are cheap compared to bonds. In contrast, at the peak, the earnings yield on the market was around 2.9%, while the Treasury yield stood at 6.2%; stocks then were dear compared to bonds.

Today's unhappy market environment, with its daily toll of bad news, requires fortitude, endurance and determination of investors. It is our belief that such discipline will be rewarded handsomely, as the environment and news will soon
----------
change for the better. We are maintaining our positions in a wide range of quality growth companies, across the spectrum of attractive sectors, in the sure conviction that this is best way to capitalize on the prospect for renewed growth of our economy and our markets.

In looking to the future we are very fortunate and pleased to announce the appointment of Dr. James L. Farrell as Executive Vice President of your fund. Jim brings with him a wealth of successful presence in growth management from his days at TIAA-CREF and Sumitomo Life. He holds degrees from Notre Dame, Wharton School (University of Pennsylvania) and NYU and chairs The Institute of Quantitative Research in Finance. He is known in the investment industry as one of the creators' of the "alpha" concept of securities price movements.

July 26, 2002

                              Sincerely,

                              /s/Robert P. Morse

                              Robert P. Morse
                              President

DIRECTORS
Clifton H.W. Maloney
Edward F. McCann
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman

OFFICERS
Robert P. Morse, President
James L. Farrell, Jr. Ph.D., Executive Vice President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President & Secretary
Jian H. Wang, Vice President & Treasurer

INVESTMENT ADVISOR
Wall Street Management Corporation
230 Park Avenue, Suite 1635
New York, New York 10169

CUSTODIAN
U.S. Bank, N.A.
P.O. Box 701
Milwaukee, Wisconsin  53201

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT
& SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

                           THE WALL STREET FUND, INC.
                          230 Park Avenue, Suite 1635
                           New York, New York  10169
                                 (212) 856-8250
                                 1-800-443-4693
                        http://www.thewallstreetfund.com
                       e-mail: mrl@thewallstreetfund.com